Exhibit 99.2

Inhibikase Therapeutics Regains Compliance with

Nasdaq Listing Requirements

BOSTON and ATLANTA, July 17, 2023 — Inhibikase Therapeutics, Inc. (Nasdaq: IKT) (Inhibikase or Company), a clinical-stage pharmaceutical company developing protein kinase inhibitor therapeutics to modify the course of Parkinson’s disease (“PD”), Parkinson’s-related disorders and other diseases of the Abelson Tyrosine Kinases, today announced that it received written notice on July 17, 2023 from the Listing Qualifications Staff of The Nasdaq Stock Market, LLC (Nasdaq) indicating that Inhibikase Therapeutics has regained full compliance with the minimum bid price requirement of $1.00 per share under Nasdaq Listing Rule 5550(a)(2), and that Inhibikase is in compliance with all applicable listing standards.

About Inhibikase (www.inhibikase.com)

Inhibikase Therapeutics, Inc. (Nasdaq: IKT) is a clinical-stage pharmaceutical company developing therapeutics for Parkinson’s disease and related disorders. Inhibikase’s multi-therapeutic pipeline has a primary focus on neurodegeneration and its lead program IkT-148009, an Abelson Tyrosine Kinase (c-Abl) inhibitor, targets the treatment of Parkinson’s disease inside and outside the brain as well as other diseases that arise from Ableson Tyrosine Kinases. Its multi-therapeutic pipeline is pursuing Parkinson’s-related disorders of the brain and GI tract, orphan indications related to Parkinson’s disease such as Multiple System Atrophy, and drug delivery technologies for kinase inhibitors such as IkT-001Pro, a prodrug of the anticancer agent imatinib mesylate that the Company believes will provide a better patient experience with fewer on-dosing side-effects. The Company’s RAMP™ medicinal chemistry program has identified a number of follow-on compounds to IkT-148009 to be potentially applied to other cognitive and motor function diseases of the brain. Inhibikase is headquartered in Atlanta, Georgia with an office in Lexington, Massachusetts.

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using our investor relations website, press releases, SEC filings and public conference calls and webcasts. The Company intends to also use Twitter, Facebook, LinkedIn and YouTube as a means of disclosing information about the Company, its services and other matters and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Inhibikase’s current expectations and assumptions. Such statements are subject to certain risks and uncertainties, which could cause Inhibikase’s actual results to differ materially from those anticipated by the forward-looking statements, including our ability to successfully conduct clinical trials and that results in our animal studies may not be replicated in humans. Important factors that could cause actual results to differ materially from those in the forward-looking statements include factors that are delineated in our periodic reports on Form 10-K and Form 10-Q that we file with the U.S. Securities and Exchange Commission. Any forward-looking statement in this release speaks only as of the date of this release. Inhibikase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Inhibikase Therapeutics, Inc. 3350 Riverwood Parkway, Suite 1900 Atlanta, GA 30339	www.inhibikase.com	Page 1 of 2

Contacts:

Company Contact:

Milton H. Werner, PhD

President & CEO

678-392-3419

info@inhibikase.com

Investor Relations:

Alex Lobo

SternIR, Inc.

alex.lobo@sternir.com

Inhibikase Therapeutics, Inc. 3350 Riverwood Parkway, Suite 1900 Atlanta, GA 30339	www.inhibikase.com	Page 2 of 2